   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 11, 2001

                                                 REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                       REMINGTON OIL AND GAS CORPORATION
             (Exact name of registrant as specified in its charter)

                   DELAWARE
(State or other jurisdiction of incorporation                    75-2369148
               or organization)                      (IRS Employer identification no.)

         8201 PRESTON ROAD, SUITE 600
                DALLAS, TEXAS                                    75225-6211
   (Address of principal executive offices)                      (Zip code)

                            CONTINGENT STOCK GRANTS
                            (Full Title of the Plan)

                                 J. BURKE ASHER
                             VICE PRESIDENT/FINANCE
                       REMINGTON OIL AND GAS CORPORATION
                          8201 PRESTON ROAD, SUITE 600
                            DALLAS, TEXAS 75225-6211
                    (Name and address of agent for service)
                                 (214) 210-2650
          (Telephone number including area code of agent for service)

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                                            PROPOSED MAXIMUM
      TITLE OF SECURITIES           AMOUNT TO BE       PROPOSED MAXIMUM    AGGREGATE OFFERING       AMOUNT OF
        TO BE REGISTERED             REGISTERED       OFFERING PER SHARE        PRICE(1)        REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------
Common Stock....................       662,592              $16.14            $10,694,235           $2,555.93
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

(1) Estimated pursuant to Rule 457(h) for purposes of calculating the amount of the registration fee based on the average of the high and the low price for the Common Stock on December 7, 2001.

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

                                EXPLANATORY NOTE

     As permitted by the rules of the Securities and Exchange Commission, this registration statement omits the information specified in Part I of Form S-8.

                                    PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents are hereby incorporated by reference in this registration statement:

          (a) The Annual Report on Form 10-K of Remington Oil and Gas Corporation (the "Company" or the "Registrant") for the year ended December 31, 2000;

          (b) The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001, and September 30, 2001;

          (c) The Company's registration statement on Form 8-A registering the Common Stock under the Securities Exchange Act of 1934; and

          (d) The Company's Current Report on Form 8-K dated May 22, 2001, filed with the Securities and Exchange Commission on May 31, 2001.

     In addition, all documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the date of the filing of this registration statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4.  DESCRIPTION OF SECURITIES

     Not applicable

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     W. Jefferson Burnett, General Counsel of the Registrant, has passed upon the validity of the Common Stock registered pursuant hereto. Mr. Burnett has been awarded, subject to the terms and conditions of the grant, 19,104 shares under the contingent stock grant program, but, beneficially owns less than 1% of the outstanding shares of Common Stock of the Company.

     The financial statements incorporated herein by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000, have been so incorporated in reliance upon the report of Arthur Andersen LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The financial statements similarly incorporated herein by reference to all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, are and will be so incorporated by reference in reliance upon the reports of Arthur Anderson LLP, and any other independent accountants, relating to such financial statements and upon the authority of such independent accountants as experts in auditing and accounting in giving such reports to the extent that the particular firm has examined such financial statements and consented to the use of their reports thereon.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the General Corporation Law of the State of Delaware, pursuant to which the Company is incorporated, provides generally and in pertinent part that a Delaware corporation may indemnify its directors, officers, employees and agents (or persons serving at the request of the Company as a director, officer, employee or agent of another entity) against expenses, judgments, fines, and settlements actually and reasonably incurred by them in connection with any civil, criminal, administrative, or investigative suit or action except actions by or in the right of the corporation if, in connection with the matters in issue, they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interest of the corporation, and in connection with any criminal suit or proceeding, if in connection with the matters in issue, they had no reasonable cause to believe that their conduct was unlawful. Section 145 further provides that in connection with the defense or settlement of any action by or in the right of the corporation, a Delaware corporation may indemnify its directors, officers, employees or agents (or persons serving at the request of the Company as a director, officer, employee or agent of another entity) against expenses actually and reasonably incurred by them if, in connection with the matters in issue, they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interest of the corporation, except that no indemnification may be made in respect to any claim, issue, or matter as to which such person has been adjudged liable to the corporation unless the Delaware Court of Chancery or some other court in which such action or suit is brought approves such indemnification. Section 145 further permits a Delaware corporation to grant its directors and officers additional rights of indemnification through bylaw provisions and otherwise, and/or indemnity insurance on behalf of its directors and officers. Article VII of the Company's Restated Certificate of Incorporation and Article VI of the By-Laws of the Company, as amended, provide, in general, that the Company may indemnify its directors, officers, employees or agents (or persons serving at the request of the Company as a director, officer, employee or agent of another entity) to the full extent of Delaware law.

     The Company has purchased directors and officers liability insurance which insures, among other things, (i) the officers and directors of the Company from any claim arising out of an alleged wrongful act by such persons while acting as directors and officers of the Company and (ii) the Company to the extent that the Company has indemnified the directors and officers for such loss.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

     Not applicable

ITEM 8.  EXHIBITS

 4.1  --   Restated Certificate of Incorporation of the Registrant
           (incorporated by reference from Registrant's registration
           statement on Form S-4 filed with the Commission
           [Registration No. 333-61513] and effective on November 27,
           1998).
 4.2  --   By-Laws of the Registrant, as amended (incorporated by
           reference from Registrant's Annual Report on Form 10-K for fiscal year ending December 31, 1998).
 5.1  --   Opinion of W. Jefferson Burnett, General Counsel of the
           Registrant.
23.1  --   Consent of W. Jefferson Burnett (included in Exhibit 5.1).
23.2  --   Consent of Arthur Andersen LLP.
24    --   Power of Attorney (included in the signature page of this
           registration statement).

ITEM 9.  UNDERTAKINGS

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to information in the registration statement;

     Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

          (2) That for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's Annual Report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to any charter provision, bylaw, contract, arrangement, statute, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on December 11, 2001.

                                          REMINGTON OIL AND GAS CORPORATION

                                          By:       /s/ JAMES A. WATT
                                            ------------------------------------
                                                       James A. Watt
                                               President and Chief Executive
                                                           Officer

                               POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints James A. Watt and J. Burke Asher, and each of them, his true and lawful attorney-in-fact and agent, with full powers of substitution, for him and in his name, place and stead, in any and all capacities, to sign and to file any and all amendments, including post-effective amendments, to this registration statement and any new registration statement filed pursuant to Rule 462 under the Securities Act of 1933 with the Securities and Exchange Commission granting to said attorney-in-fact power and authority to perform any other act on behalf of the undersigned required to be done in connection therewith.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

                    SIGNATURE                                     TITLE                      DATE
                    ---------                                     -----                      ----

                /s/ JAMES A. WATT                     Director, President and Chief    December 11, 2001
 ------------------------------------------------           Executive Officer
                  James A. Watt


                /s/ J. BURKE ASHER                       Vice President/Finance        December 11, 2001
 ------------------------------------------------     (Principal Financial Officer)
                  J. Burke Asher


               /s/ EDWARD V. HOWARD                     Vice President/Controller      December 11, 2001
 ------------------------------------------------    (Principal Accounting Officer)
                 Edward V. Howard


                /s/ DAVID H. HAWK                    Director, Chairman of the Board   December 11, 2001
 ------------------------------------------------
                  David H. Hawk


                  /s/ DON D. BOX                                Director               December 11, 2001
 ------------------------------------------------
                    Don D. Box


              /s/ JOHN E. GOBLE, JR.                            Director               December 11, 2001
 ------------------------------------------------
                John E. Goble, Jr.


                                                                Director               December 11, 2001
 ------------------------------------------------
               William E. Greenwood

                    SIGNATURE                                     TITLE                      DATE
                    ---------                                     -----                      ----


              /s/ JAMES ARTHUR LYLE                             Director               December 11, 2001
 ------------------------------------------------
                James Arthur Lyle


                /s/ DAVID E. PRENG                              Director               December 11, 2001
 ------------------------------------------------
                  David E. Preng


              /s/ THOMAS W. ROLLINS                             Director               December 11, 2001
 ------------------------------------------------
                Thomas W. Rollins


               /s/ ALAN C. SHAPIRO                              Director               December 11, 2001
 ------------------------------------------------
                 Alan C. Shapiro

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                DESCRIPTION
-------                               -----------
   4.1    --  Restated Certificate of Incorporation of the Registrant
              (incorporated by reference from Registrant's registration
              statement on Form S-4 filed with the Commission
              [Registration No. 333-61513] and effective on November 27,
              1998).
   4.2    --  By-Laws of the Registrant, as amended (incorporated by reference from Registrant's Annual Report on Form 10-K for fiscal year ending December 31, 1998).
   5.1    --  Opinion of W. Jefferson Burnett, General Counsel of the
              Registrant.
  23.1    --  Consent of W. Jefferson Burnett (included in Exhibit 5.1).
  23.2    --  Consent of Arthur Andersen LLP.
  24      --  Power of Attorney (included in the signature page of this registration statement).